Exhibit 10.10

TRADEMARK COLLATERAL AGREEMENT

THIS TRADEMARK COLLATERAL AGREEMENT (this "Agreement") is executed this 18th day of September, 2013, by and between SkyMall, LLC, a Delaware limited liability company (“Debtor”), with its principal place of business and mailing address at 1520 East Pima Street, Phoenix, Arizona 85034, and SMXE Lending, LLC, a Delaware limited liability company (“Assignee”), with its mailing address of 2525 E. Camelback Road, Suite 850, Phoenix, Arizona 85016.

BACKGROUND

A. Debtor and Assignee have entered into the Security Agreement dated as of even date herewith (the “Security Agreement”), pursuant to which Debtor has agreed to grant to Assignee a continuing security interest in, and pledge and assign to Assignee, all of Debtor's Collateral (as defined therein).

B. In connection with the Security Agreement, Debtor desires to enter into this Agreement to assign and grant to Assignee a lien on and a continuing security interest in the trademarks hereinafter described.

NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor assigns, mortgages and pledges to, and grants to Assignee, a lien on and a continuing security interest in, the following property:

(i) Each trademark, trademark registration and trademark application listed on Schedule A hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each such trademark, trademark registration and trademark application; and

(ii) All proceeds of the foregoing, including without limitation any claim by Debtor against third parties for damages by reason of past, present or future infringement of any trademark, trademark registration or trademark application listed on Schedule A hereto or by reason of injury to the goodwill associated with any such trademark, trademark registration or trademark application, in each case together with the right to sue for and collect said damages;

to secure performance of all Liabilities of Debtor as set out in the Security Agreement.

Notwithstanding anything herein to the contrary, this Agreement shall not operate as a sale, transfer, conveyance or other assignment to the Assignee of any applications by Debtor for a trademark based on an intent to use the same if and so long as such application is pending without a Statement of Use having been filed and accepted (such pending applications which are based on intent to use being hereinafter referred to collectively as “Intent-To-Use Applications”), but rather, if and so long as Debtor’s Intent-To-Use Application is pending without a Statement of Use having been filed and accepted, then this Agreement shall operate only to create a security interest for collateral purposes in favor of Assignee, for the ratable benefit of Assignee, on such Intent-To-Use Application as collateral security for the Liabilities. When a Statement of Use is filed and accepted by the Trademark Office, then that application shall cease to be partly exempted from this Agreement.

Debtor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment, mortgage, pledge and security interest in the trademarks, trademark registrations, and trademark applications made and granted hereby are more fully set forth in the Security Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Debtor and Assignee have caused this Trademark Collateral Agreement to be duly executed as of the date and year last above written.

SKYMALL, LLC By: SKYMALL INTERESTS, LLC, Sole Member By: /s/ Scott Wiley Name: Scott Wiley Title: CFO

SMXE LENDING, LLC By: SMXE LENDING HOLDINGS, LLC, Manager By: /s/ Tina Rhodes-Hall Name: Tina Rhodes-Hall Title: Authorized Representative

SCHEDULE A
TO TRADEMARK COLLATERAL AGREEMENT

U.S. REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS
FEDERAL TRADEMARK REGISTRATIONS

TRADEMARKS	FILED	SERIAL #	REG. DATE	REG. #
SKY MALL FACTORY OUTLET and Design	7-13-1992	74/293,885	4-26-1994	1,832,976
SKYADPLUS	11-27-1992	74/334,801	11-2-1993	1,802,273
THE WORLD TRAVELER’S SHOPPING MALL	7-13-1992	74/293,888	11-30-1993	1,808,050
THE WORLD’S IN-FLIGHT SHOPPING MALL	7-13-1992	74/293,879	11-23-1993	1,806,478
VIRTUAL DELIVERY	5-17-1994	74/525,603	1-19-1999	2,219,110

PENDING FEDERAL TRADEMARK APPLICATIONS

NONE

FOREIGN REGISTERED TRADEMARKS

COUNTRY	TRADEMARKS	FILED	SERIAL #	REG. DATE	REG. #
Australia	SKYMALL	4-22-1999	791956	4-22-1999	791956
Bermuda	SKYMALL	5-4-1999	30662	5-4-1999	30662
Brazil	SKYMALL	10-6-1999	822084104	5-18-2004	822084104
Canada	SKYMALL	5-19-1999	1016044	11-3-2000	TMA536589
Costa Rica	SKYMALL		3171-99	6-21-2000	120675
European Community	SKYMALL	4-15-1999	1139617	4-2-2001	001139617
Guatemala	SKYMALL			10-24-1999	99533
Hong Kong	SKYMALL	6-22-2000	13753/2000	6-22-2000	8505/2002
Hong Kong	SKYMALL	5-23-1998	6725/1998	1-24-2000	1527/2000
Japan	SKYMALL	11-5-1998	10-94572	1-14-2000	4352071
Japan	SKYMALL			12-24-1993	2610676
Korea, Republic of	SKYMALL	11-4-1998	98-9033	12-13-2001	72413
Mexico	SKYMALL	5-24-1999	376473	5-24-1999	696646
Mexico	SKYMALL	1-12-2001	465841	1-12-2001	694994
Peru	SKYMALL	4-29-1999	83489	11-30-1999	19624
Singapore	SKYMALL	9-18-1998	T98/09456I	9-18-1998	T98/09456I
Switzerland	SKYMALL	4-23-1999	3602	4-23-1999	467639
Taiwan	SKYMALL	10-9-1998	(87) 49359	11-16-1999	S117767
United Kingdom	AIRMALL	4-16-1994		5-26-1995	1569110
United Kingdom	SKYMALL	7-22-1992		5-13-1994	1507541
United Kingdom	SKYMALL	2-22-1992		7-22-1994	1492187
United Kingdom	SKYMALL	2-22-1992		7-22-1994	1492186